Borrowings	12 Months Ended
Jun. 30, 2022
Borrowings

17. Borrowings

Borrowings include the following financial liabilities:

		Consolidated Group
	Note	2022 A$	2021 A$
ASX convertible notes	(a)	308,100	435,600
		308,100	435,600

Balance at the beginning of the period		435,600	719,670
Issue of Nasdaq convertible notes		1,846,279	30,000
Interest recognised on convertible notes		544,121	-
Conversion of debt to equity	(b)	(2,420,400)	-
Repayment of borrowings		(97,500)	(314,070)
Balance at the end of the period		308,100	435,600

(a)	The Company has on issue A$308,100 in unsecured convertible notes, including accrued interest. These notes have matured, have a fixed repayment amount and are not accruing further interest. These notes automatically convert to equity upon an ASX listing, however, due to the Company now being listed on Nasdaq the Company is unlikely to pursue an ASX listing, in which case the notes can only be redeemed in cash at their face value plus interest. All convertible notes are due and payable as at reporting date.

(b)	During the year ended 30 June 2022, the Company entered into a convertible note facility agreement (Facility) with certain noteholders for the provision of $2,017,000 in unsecured finance. Interest rate of nil% was provided with conversion to ordinary shares upon the Company listing its shares on the Nasdaq Stock Exchange and at a 20% discount to the listing share price.

It was determined that in accordance with IAS 32 “Financial Instruments: Presentation”, the convertible notes were Compound financial instruments that contain both a liability and an equity component. The equity component representing the fair value of the conversion option to convert a fixed amount of liability into a fixed number of shares of the Company.

The fair value of the liability portion of the note is determined using a market interest rate for an equivalent non-convertible note at the issue date. The liability is subsequently recognized on an amortised cost basis until extinguished on conversion or maturity of the notes. The remainder of the note proceeds is recognized in equity, net of income tax, and is not subsequently remeasured.

On 25 March 2022 the Company converted the Facility as the terms of the conversion were met. On conversion, the liability is reclassified to equity. In accordance with IFRIC 19 Extinguishing Financial Liabilities with Equity Instruments any gain or loss arising on the settlement of the liability in equity instruments is recognised in the profit or loss and has been classified as interest expense.

Reconciliation of the movements in the Facility during the year are as follows:

	Note	A$
At 1 July 2021		30,000
Proceeds		1,987,000
Equity reserve component recognized on initial recognition	(1)	(140,720)
Interest and fees expense	(2)	544,120
Remeasurement of liability component on repurchase	(1)	122,412
Conversion	(3)	(2,542,812)
Interest and transaction costs paid		-
At 30 June 2022		-

(1)	In order to allocate the consideration to the liability and equity of the convertible note, the fair value of the liability component of the convertible note was determined at the purchase date in accordance with IAS 32 Financial Instruments: Presentation, resulting in a debt settlement gain of $122,412 recognised in profit or loss.

(2)	Interest costs paid consists of $544,120 relating to the implied interest determined in accordance with the effective interest method.

(3)	The conversion amount takes into account the fair value of the financial liability including implied interest recognized to maturity (being the Nasdaq listing date) and the fair value considered between the fair value of the shares issued and the convertible note fair value.